Exhibit 21.2

List of Subsidiaries of Digital Realty Trust, L.P.

Entity Name	Jurisdiction of Incorporation
1100 Space Park Holding Company LLC	Delaware
1100 Space Park LLC	Delaware
150 South First Street, LLC	Delaware
1500 Space Park Holdings, LLC	Delaware
1500 Space Park Partners, LLC	Delaware
1525 Comstock Partners, LLC	California
1550 Space Park Partners, LLC	Delaware
200 Paul Holding Company, LLC	Delaware
200 Paul, LLC	Delaware
2001 Sixth Holdings LLC	Delaware
2001 Sixth LLC	Delaware
2020 Fifth Avenue LLC	Delaware
2045-2055 LaFayette Street, LLC	Delaware
2334 Lundy Holding Company LLC	Delaware
2334 Lundy LLC	Delaware
651 Walsh Partners, LLC	Delaware
Alshain Ventures LLC	Delaware
Ascenty Chile SpA	Chile
Ascenty Data Centers e Telecomunicoes S.A.	Brazil
Ascenty GP LLC	Delaware
Ascenty Holdings L.P.	Delaware
Ascenty LLC	Delaware
Ascenty Mexico Holding Ltd.	United Kingdom (England and Wales)
Ascenty Participações S.A.	Brazil
Ashburn Corporate Center Owners Association, Inc.	Virginia
Ashburn Corporate Center Phase I Unit Owners Association	Virginia
Beaver Ventures LLC	Delaware
Blue Sling ACC 10, LLC	Delaware
Blue Sling ACC 2, LLC	Delaware
Blue Sling ACC 9, LLC	Delaware
Blue Sling Ventures, LLC	Delaware
BNY-Somerset NJ, LLC	Delaware
Collins Technology Park Partners, LLC	Delaware
Colo Properties Atlanta, LLC	Delaware
Cosmic Ventures LLC	Delaware
DBT, LLC	Maryland
Devin Shafron E and F Land Condominium Owners Association, Inc.	Virginia
DF Property Manangement LLC	Delaware
DFT Canada LP LLC	Delaware
DFT Moose GP LLC	Delaware
Digital - Bryan Street Partnership, L.P.	Texas
Digital 113 N. Myers, LLC	Delaware
Digital 1201 Comstock, LLC	Delaware
Digital 125 N. Myers, LLC	Delaware
Digital 128 First Avenue, LLC	Delaware
Digital 1350 Duane, LLC	Delaware

Exhibit 21.2

List of Subsidiaries of Digital Realty Trust, L.P.

Entity Name	Jurisdiction of Incorporation
Digital 1500 Space Park Borrower, LLC	Delaware
Digital 1500 Space Park, LLC	Delaware
Digital 1550 Space Park, LLC	Delaware
Digital 1725 Comstock, LLC	Delaware
Digital 2020 Fifth Avenue Investor, LLC	Delaware
Digital 21110 Ridgetop, LLC	Delaware
Digital 2121 South Price, LLC	Delaware
Digital 21561-21571 Beaumeade Circle, LLC	Delaware
Digital 2260 East El Segundo, LLC	Delaware
Digital 3011 Lafayette, LLC	Delaware
Digital 365 Main, LLC	Delaware
Digital 3825 NW Aloclek Place, LLC	Delaware
Digital 45845-45901 Nokes Boulevard, LLC	Delaware
Digital 55 Middlesex, LLC	Delaware
Digital 60 & 80 Merritt, LLC	Delaware
Digital 717 GP, LLC	Delaware
Digital 717 Leonard, L.P.	Texas
Digital 717 LP, LLC	Delaware
Digital 720 2nd, LLC	Delaware
Digital 89th Place, LLC	Delaware
Digital Akard, LLC	Delaware
Digital Alfred, LLC	Delaware
Digital Aquila, LLC	Delaware
Digital Arizona Research Park II, LLC	Delaware
Digital Ashburn CS, LLC	Delaware
Digital Asia, LLC	Delaware
Digital Australia Finco Pty Ltd	Australia
Digital Australia Investment Management Pty Limited	Australia
Digital BH 800 Holdco, LLC	Delaware
Digital BH 800 M, LLC	Delaware
Digital BH 800, LLC	Delaware
Digital Bièvres SCI	France
Digital Cabot, LLC	Delaware
Digital Chelsea, LLC	Delaware
Digital Collins Technology Park Investor, LLC	Delaware
Digital Commerce Boulevard, LLC	Delaware
Digital Concord Center, LLC	Delaware
Digital Connect, LLC	Delaware
Digital Crawley 1 S.à r.l.	Luxembourg
Digital Crawley 2 S.à r.l.	Luxembourg
Digital Crawley 3 S.à r.l.	Luxembourg
Digital Deer Park 2, LLC	Delaware
Digital Deer Park 3, LLC	Delaware
Digital Doug Davis, LLC	Delaware
Digital Dutch Finco B.V.	Netherlands
Digital East Cornell, LLC	Delaware
Digital Erskine Park 2, LLC	Delaware

Exhibit 21.2

List of Subsidiaries of Digital Realty Trust, L.P.

Entity Name	Jurisdiction of Incorporation
Digital Erskine Park 3, LLC	Delaware
Digital Erskine Park 4, LLC	Delaware
Digital Euro Finco GP, LLC	Delaware
Digital Euro Finco Partner Limited	British Virgin Islands
Digital Euro Finco, L.P.	United Kingdom (Scotland)
Digital Euro Finco, LLC	Delaware
Digital Federal Systems, LLC	Delaware
Digital Filigree, LLC	Delaware
Digital Frankfurt 2 B.V.	Netherlands
Digital Frankfurt GmbH	Germany
Digital Garland, LLC	Delaware
Digital Germany Cheetah GmbH	Germany
Digital Germany Holding, LLC	Delaware
Digital Gough, LLC	Delaware
Digital Grand Avenue 2, LLC	Delaware
Digital Grand Avenue 3, LLC	Delaware
Digital Grand Avenue, LLC	Delaware
Digital Greenfield B.V.	Netherlands
Digital Greenspoint, L.P.	Texas
Digital Greenspoint, LLC	Delaware
Digital HK JV Holding Limited	British Virgin Islands
Digital Hoofddorp 2 B.V.	Netherlands
Digital Hoofddorp B.V.	Netherlands
Digital Intrepid Holding B.V.	Netherlands
Digital Investment Management Pte. Ltd.	Singapore
Digital Investments Holding, LLC	Delaware
Digital Japan 1 Pte. Ltd.	Singapore
Digital Japan 2 Pte. Ltd.	Singapore
Digital Japan Holding Pte. Ltd.	Singapore
Digital Japan Investment Management GK	Japan
Digital Japan, LLC	Delaware
Digital Korea, LLC	Delaware
Digital Lafayette Chantilly, LLC	Delaware
Digital Lafayette, LLC	Delaware
Digital Lakeside 2, LLC	Delaware
Digital Lakeside 3, LLC	Delaware
Digital Lakeside Holdings, LLC	Delaware
Digital Lakeside, LLC	Delaware
Digital Lewisville, LLC	Delaware
Digital London Limited	United Kingdom (England and Wales)
Digital Loudoun 3, LLC	Delaware
Digital Loudoun II, LLC	Delaware
Digital Loudoun IV, LLC	Delaware
Digital Loudoun Parkway Center North, LLC	Delaware
Digital Luxembourg II S.à r.l.	Luxembourg
Digital Luxembourg III S.à r.l.	Luxembourg

Exhibit 21.2

List of Subsidiaries of Digital Realty Trust, L.P.

Entity Name	Jurisdiction of Incorporation
Digital Luxembourg S.à r.l.	Luxembourg
Digital Macquarie Park, LLC	Delaware
Digital Midway GP, LLC	Delaware
Digital Midway, L.P.	Texas
Digital Montigny SCI	France
Digital Moran Holdings, LLC	Delaware
Digital MP, LLC	Delaware
Digital Netherlands 10 B.V.	Netherlands
Digital Netherlands 11 B.V.	Netherlands
Digital Netherlands 12 B.V.	Netherlands
Digital Netherlands 13 B.V.	Netherlands
Digital Netherlands I B.V.	Netherlands
Digital Netherlands II B.V.	Netherlands
Digital Netherlands III (Dublin) B.V.	Netherlands
Digital Netherlands IV B.V.	Netherlands
Digital Netherlands IV Holdings B.V.	Netherlands
Digital Netherlands IX B.V.	Netherlands
Digital Netherlands V B.V.	Netherlands
Digital Netherlands VII B.V.	Netherlands
Digital Netherlands VIII B.V.	Netherlands
Digital Network Services, LLC	Delaware
Digital Northlake, LLC	Delaware
Digital Norwood Park 2, LLC	Delaware
Digital Osaka 1 TMK	Japan
Digital Osaka 2 TMK	Japan
Digital Osaka 3 TMK	Japan
Digital Osaka 4 TMK	Japan
Digital Paris Holding SARL	France
Digital Phoenix Van Buren, LLC	Delaware
Digital Piscataway, LLC	Delaware
Digital Printers Square, LLC	Delaware
Digital Realty (Blanchardstown) Limited	Ireland
Digital Realty (Cressex) S.à r.l.	Luxembourg
Digital Realty (Management Company) Limited	Ireland
Digital Realty (Manchester) S.à r.l.	Luxembourg
Digital Realty (Redhill) S.à r.l.	Luxembourg
Digital Realty (UK) Limited	United Kingdom (England and Wales)
Digital Realty (Welwyn) S.à r.l.	Luxembourg
Digital Realty Canada, Inc.	British Columbia
Digital Realty Core Properties 1 Investor, LLC	Delaware
Digital Realty Core Properties 1 Manager, LLC	Delaware
Digital Realty Core Properties 2 Investor, LLC	Delaware
Digital Realty Core Properties 2 Manager, LLC	Delaware
Digital Realty Datafirm 2, LLC	Delaware
Digital Realty Datafirm, LLC	Delaware
Digital Realty Germany GmbH	Germany

Exhibit 21.2

List of Subsidiaries of Digital Realty Trust, L.P.

Entity Name	Jurisdiction of Incorporation
Digital Realty Holdings US, LLC	Delaware
Digital Realty Korea Ltd.	Korea, South
Digital Realty Management France SARL	France
Digital Realty Management Services, LLC	Delaware
Digital Realty Mauritius Holdings Limited	Mauritius
Digital Realty Netherlands B.V.	Netherlands
Digital Realty Property Manager, LLC	Delaware
Digital Realty Trust, LLC	Delaware
Digital Relocation Drive, LLC	Delaware
Digital Saclay SCI	France
Digital Savvis HK Holding 1 Limited	British Virgin Islands
Digital Savvis HK JV Limited	British Virgin Islands
Digital Savvis Investment Management HK Limited	Hong Kong
Digital Savvis Management Subsidiary Limited	Hong Kong
Digital Second Manassas 2, LLC	Delaware
Digital Second Manassas, LLC	Delaware
Digital Seoul No. 1 PIA Professional Investors Private Real Estate Investment LLC	Korea, South
Digital Services Hong Kong Limited	Hong Kong
Digital Services Phoenix, LLC	Delaware
Digital Services, Inc.	Maryland
Digital Sierra Insurance Limited	Nevada
Digital Singapore 1 Pte. Ltd.	Singapore
Digital Singapore 2 Pte. Ltd.	Singapore
Digital Singapore Jurong East Pte. Ltd.	Singapore
Digital Sixth & Virginia, LLC	Delaware
Digital Sling Investor, LLC	Delaware
Digital South Price 2, LLC	Delaware
Digital Stellar Holding, LLC	Maryland
Digital Stellar Newco, LLC	Delaware
Digital Stellar Sub, LLC	Maryland
Digital Sterling Premier, LLC	Delaware
Digital Stout Holding, LLC	Delaware
Digital Tokyo 1 TMK	Japan
Digital Toronto Business Trust	Maryland
Digital Toronto Nominee, Inc.	British Columbia
Digital Totowa, LLC	Delaware
Digital Towerview, LLC	Delaware
Digital Trade Street, LLC	Delaware
Digital UK Finco, LLC	Delaware
Digital Walsh Holding, LLC	Delaware
Digital Waltham, LLC	Delaware
Digital Waterview, LLC	Delaware
Digital WBX 2, LLC	Delaware
Digital Western Lands, LLC	Delaware
Digital Winter, LLC	Delaware
Digital WL 0419, LLC	Delaware

Exhibit 21.2

List of Subsidiaries of Digital Realty Trust, L.P.

Entity Name	Jurisdiction of Incorporation
Digital WL 1968, LLC	Delaware
Digital WL 2322, LLC	Delaware
Digital WL 2834, LLC	Delaware
Digital WL 5459, LLC	Delaware
Digital WL 5628, LLC	Delaware
Digital-Bryan Street, LLC	Delaware
Digital-GCEAR1 (Ashburn), LLC	Delaware
Digital-PR Beaumeade Circle, LLC	Delaware
Digital-PR Devin Shafron E, LLC	Delaware
Digital-PR Dorothy, LLC	Delaware
Digital-PR FAA, LLC	Delaware
Digital-PR Mason King Court, LLC	Delaware
Digital-PR Old Ironsides 1, LLC	Delaware
Digital-PR Old Ironsides 2, LLC	Delaware
Digital-PR Toyama, LLC	Delaware
Digital-PR Venture, LLC	Delaware
Digital-PR Zanker, LLC	Delaware
Dipper Ventures LLC	Delaware
DLR 800 Central, LLC	Delaware
DLR LLC	Maryland
DN 39J 7A, LLC	Delaware
DRT Greenspoint, LLC	Delaware
DRT-Bryan Street, LLC	Delaware
DuPont Fabros Technology, L.P.	Maryland
Elk Ventures LLC	Delaware
Fawn Ventures LLC	Delaware
Fox Properties LLC	Delaware
Gazelle Ventures LLC	Delaware
GIP 7th Street Holding Company, LLC	Delaware
GIP 7th Street, LLC	Delaware
GIP Alpha General Partner, LLC	Delaware
GIP Alpha Limited Partner, LLC	Delaware
GIP Alpha, L.P.	Texas
GIP Fairmont Holding Company, LLC	Delaware
GIP Stoughton, LLC	Delaware
Global Lafayette Street Holding Company, LLC	Delaware
Global Marsh General Partner, LLC	Delaware
Global Marsh Limited Partner, LLC	Delaware
Global Marsh Member, LLC	Delaware
Global Marsh Property Owner, L.P.	Texas
Global Miami Acquisition Company, LLC	Delaware
Global Miami Holding Company, LLC	Delaware
Global Riverside, LLC	Delaware
Global Stanford Place II, LLC	Delaware
Global Webb, L.P.	Texas
Global Webb, LLC	Delaware
Global Weehawken Acquisition Company, LLC	Delaware

Exhibit 21.2

List of Subsidiaries of Digital Realty Trust, L.P.

Entity Name	Jurisdiction of Incorporation
Global Weehawken Holding Company, LLC	Delaware
Grizzly Ventures LLC	Delaware
Hawk Ventures LLC	Delaware
Interpeid II B.V.	Netherlands
Intrepid I B.V.	Netherlands
Lemur Properties LLC	Delaware
Loudoun Exchange Owners Association, Inc.	Virginia
MC Digital Realty Inc.	Japan
Moose Ventures LP	Delaware
Moran Road Partners, LLC	Delaware
Penguins OP Sub 2, LLC	Maryland
Porpoise Ventures LLC	Delaware
Quill Equity LLC	Delaware
Redhill Park Limited	United Kingdom (England and Wales)
Rhino Equity LLC	Delaware
Sentrum (Croydon) Limited	Isle of Man
Sentrum Holdings Limited	British Virgin Islands
Sentrum III Limited	British Virgin Islands
Sentrum IV Limited	British Virgin Islands
Sentrum Limited	United Kingdom (England and Wales)
Sixth & Virginia Holdings, LLC	Delaware
Sixth & Virginia Properties	Washington
Sovereign House Jersey Limited	Jersey
Stellar Canada Holding, LLC	Maryland
Stellar JV GP, LLC	Delaware
Stellar JV, LP	Ontario
Stellar Participações S.A.	Brazil
Tarantula Ventures LLC	Delaware
Techno Park Holdings LLC	Delaware
Telx - Charlotte, LLC	Delaware
Telx - Chicago Federal, LLC	Delaware
Telx - Chicago Lakeside, LLC	Delaware
Telx - Clifton, LLC	Delaware
Telx - Clifton-I, LLC	Delaware
Telx - Dallas, LLC	Delaware
Telx - Los Angeles, LLC	Delaware
Telx - Miami, LLC	Delaware
Telx - New York 111 8th, LLC	Delaware
Telx - New York 6th Ave LLC	Delaware
Telx - New York, LLC	Delaware
Telx - Phoenix, LLC	Delaware
Telx - Portland, LLC	Delaware
Telx - San Francisco, LLC	Delaware
Telx - Santa Clara, LLC	Delaware
Telx - Seattle, LLC	Delaware
Telx - Weehawken, LLC	Delaware

Exhibit 21.2

List of Subsidiaries of Digital Realty Trust, L.P.

Entity Name	Jurisdiction of Incorporation
Telx Ashburn, LLC	Delaware
Telx Atlanta 2, LLC	Delaware
Telx Boston, LLC	Delaware
Telx Grand Avenue, LLC	Delaware
Telx Real Estate Holdings, LLC	Delaware
Telx Richardson, LLC	Delaware
Telx, LLC	Delaware
The Sentinel-Needham Primary Condominium Trust	Massachusetts
Viridi Data Paris 2 SAS	France
Waspar Limited	Ireland
Xeres Management LLC	Delaware
Xeres Ventures LP	Delaware
Yak Ventures LLC	Delaware